Exhibit 99.1

PEET’S COFFEE & TEA, INC. TO BE ACQUIRED BY

JOH. A. BENCKISER FOR $73.50 PER SHARE IN CASH

Peet’s to Become Private in a Transaction Valued at $1 Billion

EMERYVILLE, Calif., July 23, 2012 – Peet’s Coffee & Tea, Inc. (NASDAQ: PEET) and Joh. A. Benckiser (“JAB”) today announced that they have entered into a definitive agreement under which JAB will acquire Peet’s for $73.50 per share in cash, or a total of approximately $1 billion. The agreement, which has been unanimously approved by the Peet’s Board of Directors, represents a premium of approximately 29% over Peet’s closing stock price on July 20, 2012.

At the close of the transaction, Peet’s will be privately owned and will continue to be operated by the company’s current management team and employees. Peet’s Coffee & Tea, founded in Berkeley, CA in 1966 by Alfred Peet, will remain based in the San Francisco Bay Area, with its home office in Emeryville and its LEED® (Leadership in Energy and Environmental Design) Gold Certified roast-to-order facility in Alameda.

“We are very excited about this next chapter in Peet’s rich history,” said Patrick O’Dea, President and CEO of Peet’s. “Over many years we’ve demonstrated an unyielding commitment to craft coffees and teas of uncompromised quality. This commitment is what has distinguished the Peet’s brand among all others and will continue to guide us as we go forward.”

Jean-Michel Valette, Chairman of the Board of Peet’s, added, “In my experience it is rare to find a company and a brand as special as Peet’s. We are pleased that JAB recognizes this and that Peet’s existing shareholders will be rewarded with significant value.”

“At JAB, we are committed to owning and investing in companies with strong, premier-quality brands and great people whose values we share,” said Bart Becht, Chairman of JAB. “Peet’s is just such a company and we look forward to preserving the company’s culture and core values, while supporting management’s vision for future growth.”

In addition to JAB, BDT Capital, a Chicago-based merchant bank that provides long-term private capital and advice to closely held companies, is participating in this transaction as an advisor and minority investor.

The transaction, which is structured as a one-step merger with Peet’s as the surviving corporation, is not subject to a financing condition and is expected to close in approximately three months, subject to customary closing conditions, including receipt of shareholder and regulatory approvals. The transaction requires the affirmative vote of holders of a majority of the company’s outstanding shares, which will be sought at a special meeting of shareholders.

Citigroup is serving as exclusive financial advisor to Peet’s in connection with this transaction and has delivered a fairness opinion to the Board of Directors of Peet’s. Cooley LLP is acting as Peet’s legal advisor. Skadden, Arps, Slate, Meagher & Flom LLP is acting as legal advisor to JAB in this transaction. Morgan Stanley & Co. LLC and BDT & Company are serving as financial advisors to JAB.

In light of today’s announcement, Peet’s will not be holding a conference call to discuss its second quarter fiscal 2012 results.

About Peet’s

Peet’s Coffee & Tea, Inc. (NASDAQ: PEET) is the premier specialty coffee and tea company in the United States. The company was founded in 1966 in Berkeley, Calif. by Alfred Peet. Peet was an early tea authority who later became widely recognized as the grandfather of specialty coffee in the U.S. Today, Peet’s Coffee & Tea offers superior quality coffees and teas in multiple forms, by sourcing the best quality coffee beans and tea leaves in the world, adhering to strict high-quality and taste standards, and controlling product quality through its unique direct store delivery selling and merchandising system. Peet’s is committed to strategically growing its business through many channels while maintaining the extraordinary quality of its coffees and teas. For more information about Peet’s Coffee & Tea, Inc., visit www.peets.com.

About Joh. A. Benckiser

Joh. A. Benckiser is a privately held group focused on long term investments in premium brands in the broader consumer goods category. The group’s portfolio includes a majority stake in Coty Inc., a global leader in beauty, a minority stake in Reckitt Benckiser Group PLC, a global leader in health, hygiene and home products and a minority investment in D. E Master Blenders 1753. The group also owns Labelux, a luxury goods company with brands such as Jimmy Choo, Bally and Belstaff. The assets of the group are overseen by three senior partners: Peter Harf, Bart Becht and Olivier Goudet.

About BDT Capital Partners

BDT Capital Partners provides family-owned and entrepreneurially led companies with long-term capital, solutions-based advice and access to an extensive network of world-class family businesses. Based in Chicago, BDT Capital Partners is a merchant bank structured to provide advice and capital that address the unique needs of closely held businesses. The firm has a $3 billion investment fund as well as an investor base with the ability to co-invest significant additional capital. Through its advisory business, BDT & Company works with family businesses to pursue their long-term strategic and financial objectives.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements. Statements that are not historical facts, including statements about beliefs or expectations, are forward-looking statements. These statements are based on plans, estimates and projections at the time Peet’s makes the statements, and readers should not place undue reliance on them. In some cases, readers can identify forward-looking statements by the use of forward-looking terms such as “may,” “will,” “should, “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” or “continue” or the negative of these terms or other comparable terms. Forward-looking statements involve inherent risks and uncertainties, and the Company cautions readers that a number of important factors could cause actual results to differ materially from those contained in any such forward-looking statement. Factors that could cause actual results to differ materially from those described in this press release include, among others: uncertainties as to the timing of the acquisition; the possibility that competing offers will be made; the possibility that various closing conditions for the acquisition may not be satisfied or waived, including that a governmental entity may prohibit or refuse to grant approval for the consummation of the acquisition; general economic and business conditions; and other factors. Additional risks are described in the Company’s Annual Report on Form 10-K for the year ended January 1, 2012 and its subsequently filed reports with the Securities and Exchange Commission (“SEC”). Readers are cautioned not to place undue reliance on the forward-looking statements included in this press release, which speak only as of the date hereof. The Company does not undertake to update any of these statements in light of new information or future events.

Additional Information and Where to Find It

In connection with the proposed merger, Peet’s Coffee & Tea, Inc. will prepare a proxy statement to be filed with the SEC. When completed, a definitive proxy statement and a form of proxy will be mailed to the shareholders of the Company. THE COMPANY’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED MERGER BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. The Company’s shareholders will be able to obtain, without charge, a copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. The Company’s shareholders will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by directing a request by mail or telephone to Peet’s, 1400 Park Avenue, Emeryville, CA 94608, attention: Investor Relations or by calling (510) 594-2100.

The Company and its directors and officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders with respect to the proposed merger. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the proxy statement for the Company’s 2012 Annual Meeting of Shareholders, which was filed with the SEC on April 2, 2012 and will be set forth in the proxy statement regarding the proposed merger. Shareholders may obtain additional information regarding the interests of the Company and its directors and executive officers in the proposed merger, which may be different than those of the Company’s shareholders generally, by reading the proxy statement and other relevant documents regarding the proposed merger, when filed with the SEC.

Peet’s Media Contacts:

Sard Verbinnen & Co

Paul Kranhold/John Christiansen

pkranhold@sardverb.com/jchristiansen@sardverb.com

(415) 618-8750

Peet’s Investor Contact:

Seanna Allen

investorrelations@peets.com

(510) 594-2196

JAB Media Contacts:

Abernathy MacGregor Group

Chuck Burgess/Tom Johnson

clb@abmac.com/tbj@abmac.com

(212) 371-5999

BDT Capital Partners Media Contact:

Jennifer Dunne

jdunne@bdtcap.com

(312) 660-7314

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